Exhibit 10.1
Amendment No. 2
to
Second Amended and Restated Credit Agreement
          This Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of May 31, 2007, (this “Amendment”), is entered into among Psychiatric Solutions, Inc., a Delaware corporation (“PSI”), BHC Holdings, Inc., a Delaware corporation (“BHC”), Premier Behavioral Solutions, Inc., a Delaware corporation (“PBS”), Alternative Behavioral Services, Inc., a Virginia corporation (“ABS”), Horizon Health Corporation, a Delaware corporation (“Horizon”), ABS LINCS PR, Inc., a Virginia corporation (“LINCS PR”), First Hospital Panamericano, Inc., a Virginia corporation (“FHP”), FHCHS of Puerto Rico, Inc., a Virginia corporation (“FHCHS”), First Corrections – Puerto-Rico, Inc., a Virginia corporation (“FCPR” and together with PSI, BHC, PBS, ABS, Horizon, LINCS PR, FHP and FHCHS, collectively, the “Borrowers” and each a “Borrower”), the Subsidiaries of PSI listed on the signature pages hereof as guarantors (the “Guarantors”), Citicorp North America, Inc. (“CNAI”), as Term Loan Facility Administrative Agent (as defined below) on behalf of each Term Loan Lender executing a Lender Consent (as defined below), co-syndication agent and lender, Bank of America, N.A. (“Bank of America”), as Revolving Credit Facility Administrative Agent (as defined below) on behalf of each Revolving Credit Lender executing a Lender Consent, Citigroup Global Markets Inc. (“CGMI”) and Merrill Lynch, Pierce Fenner & Smith Incorporated (“MLPF&S”), as joint lead arrangers and joint book-running managers (together, in such capacities, the “Arrangers” and each an “Arranger”), Merrill Lynch Capital Corporation (“MLCC”), as lender, and MLPF&S, as co-syndication agent, and amends the Second Amended and Restated Credit Agreement, dated as of July 1, 2005 (as the same has been amended, amended and restated, supplemented or otherwise modified up to the date hereof, including Amendment No. 1 thereto dated as of December 1, 2006, the “Credit Agreement”), among the Borrowers, the Guarantors, the Lenders and L/C Issuer (in each case as defined therein) party thereto, CNAI, as administrative agent for the Term Loan Facility (in such capacity, the “Term Loan Facility Administrative Agent”), Bank of America, as administrative agent for the Revolving Credit Lenders (in such capacity, the “Revolving Credit Facility Administrative Agent” and together with the Term Loan Facility Administrative Agent, the “Administrative Agents”) and collateral agent for the Lenders and the L/C Issuer (in such capacity, the “Collateral Agent”), CNAI and Bank of America, as co-syndication agents for the Revolving Credit Facility and the Term Loan Facility, and MLPF&S and JPMorgan Chase Bank, N.A., as co-documentation agents for the Revolving Credit Facility and the Term Loan Facility. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W i t n e s s e t h:
          Whereas, the Borrowers, the Guarantors (as defined in the Credit Agreement), the Lenders, the L/C Issuer and the Administrative Agents are party to the Credit Agreement;
          Whereas, the Lenders party to the attached Consent of Lenders to this Amendment (the “Lenders’ Consent”) constituting (a) 100% of the Term Loan Lenders and (b) the Required Lenders and the Administrative Agents agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement as set forth herein;

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
          Whereas, PSI desires to (a) increase the Term Loan Commitments to a stated aggregate principal amount of $700,000,000 (of which $125,000,000 has been permanently repaid and is no longer outstanding) and borrow $225,000,000 of Term Loans on the Amendment No. 2 Effective Date (as defined below) to finance the Horizon Acquisition (as defined below) and (b) amend certain other terms and conditions of the Credit Agreement as set forth herein (collectively, the “Specified Transactions”) and has requested that the Administrative Agents, 100% of the Term Loan Lenders and the Required Lenders consent to the Specified Transactions;
          Whereas, Horizon, LINCS PR, FHP, FHCHS and FCPR each desire to become a Borrower under the Credit Agreement (as amended by this Amendment) and each of them and the other Borrowers agree to be jointly and severally liable for the payment and performance of all obligations and covenants of any Borrower thereunder or under any other Loan Document; and
          Whereas, the Lenders party to the Lenders’ Consent (constituting (a) 100% of the Term Loan Lenders and (b) the Required Lenders) and the Administrative Agents agree, subject to the limitations and conditions set forth herein, to consent to the Specified Transactions (and waive any Events of Default resulting solely therefrom).
          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:
     Section 1. Amendments to the Credit Agreement
          The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:
          (a) Amendments to Introductory Paragraph. The introductory paragraph of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “This SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of July 1, 2005, among PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation (“PSI”), BHC HOLDINGS, INC., a Delaware corporation (“BHC”), PREMIER BEHAVIORAL SOLUTIONS, INC., a Delaware corporation (“PBS”), ALTERNATIVE BEHAVIORAL SERVICES, INC., a Virginia corporation (“ABS”), HORIZON HEALTH CORPORATION, a Delaware corporation (“Horizon”), ABS LINCS PR, Inc., a Virginia corporation (“LINCS PR”), FIRST HOSPITAL PANAMERICANO, INC., a Virginia corporation (“FHP”), FHCHS OF PUERTO RICO, INC., a Virginia corporation (“FHCHS”), FIRST CORRECTIONS – PUERTO-RICO, INC., a Virginia corporation (“FCPR” and together with PSI, BHC, PBS, ABS, Horizon, LINCS PR, FHP and FHCHS, collectively, the “Borrowers” and each a “Borrower”), the Guarantors (as defined below), the Lenders (as defined below), the L/C Issuer (as defined below) and CITICORP NORTH AMERICA, INC. (“CNAI”), as administrative agent for the Term Loan Facility (as defined below) (in such capacity, the “Term Loan Facility Administrative Agent”), BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent for the Revolving Credit Facility (in such capacity, the “Revolving Credit Facility Administrative Agent”) and as collateral agent for the Lenders and the L/C Issuer (in such capacity, the “Collateral Agent”), CNAI and Bank of America, as co-

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
syndication agents for the Revolving Credit Facility and the Term Loan Facility, CNAI, as documentation agent for the Revolving Credit Facility and the Term Loan Facility.”
          (b) Amendments to Article I (Definitions, Interpretation and Accounting Terms). Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended as follows:
          (i) The following definitions are hereby inserted in Section 1.01 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section:
          “Amendment No. 2 Effective Date” has the meaning specified in Amendment No. 2, dated as of May 31, 2007, by and among the Borrowers, the Guarantors, the Administrative Agents, CGMI, MLPF&S and the Lenders party thereto.
          “Cash Collateral Account” means any Deposit Account or Securities Account that is (a) established by the applicable Agent from time to time in its sole discretion to receive cash and Cash Equivalents (or purchase cash or Cash Equivalents with funds received) from the Loan Parties or Persons acting on their behalf pursuant to the Loan Documents, (b) with such depositaries and securities intermediaries as the applicable Agent may determine in its sole discretion, (c) in the name of the applicable Agent (although such account may also have words referring to the Borrower and the account’s purpose), (d) under the control of the applicable Agent and (e) in the case of a Securities Account, with respect to which the applicable Agent shall be the Entitlement Holder and the only Person authorized to give Entitlement Orders with respect thereto.
          “Horizon Acquisition” means the acquisition by PSI directly or indirectly through one of its wholly owned subsidiaries of all of the Capital Stock of Horizon Health Corporation, a Delaware corporation.
          “Second Additional Term Loan” has the meaning specified in Section 2.01(b) (Term Loan Commitments).
          “Second Additional Term Loan Arrangers” means each of Citigroup Global Markets Inc. and Merrill Lynch, Pierce Fenner & Smith Incorporated, in their capacities as joint lead arrangers and joint book-running managers in respect of the Second Additional Term Loans.
          “Second Additional Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make a Second Additional Term Loan to the Borrower in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule I-B (Second Additional Term Loan Commitments) under the caption “Second Additional Term Loan Commitment” as amended to reflect each Assignment and Assumption executed by such Lender and as such amount may be reduced pursuant to this Agreement.

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
          “Second Additional Term Loan Lender” means each Lender that has a Second Additional Term Loan Commitment or that holds a Second Additional Term Loan.
          “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor statute.
          “Specified Entity” means each Unrestricted Subsidiary and each Joint Venture that, individually or taken together with all other Unrestricted Subsidiaries and Joint Ventures, does not have outstanding Indebtedness in an aggregate principal amount in excess of the greater of (i) $20,000,000 and (ii) an amount equal to 50% of the aggregate amount of all Investments made by Loan Parties in Unrestricted Subsidiaries and Joint Ventures.
          “Unrestricted Subsidiary” means each Subsidiary identified to the Administrative Agents in writing to have been designated as an “Unrestricted Subsidiary” by PSI in accordance with the provisions of, and as such term is defined by, the Senior Subordinated Notes Indentures.
          (ii) The following definitions set forth in Section 1.01 (Defined Terms) of the Credit Agreement are amended as follows:
          “Applicable Margin” is hereby amended by deleting clause (a) thereof in its entirety and replacing such text with the following:
“(a) with respect to Term Loans, (x) for Base Rate Loans, a rate equal to 0.75% per annum and (y) for Eurodollar Rate Loans, a rate equal to 1.75% per annum; and”
          “Debt Issuance” is hereby amended by replacing the text “Section 8.03(k)(ii) (Indebtedness)” therein with the text “Section 8.03(k)(i)(B) (Indebtedness)”.
          “Disposition” is hereby amended by inserting after the text “including the Capital Stock of any Subsidiary” the phrase “, but excluding the issuance by PSI or a Subsidiary of shares of its respective Capital Stock”.
          “Equity Issuance Deferred Amount” is hereby amended by inserting after the text “arising from an Equity Issuance to finance a proposed Permitted Acquisition” the phrase “or in connection with a joint venture Investment permitted by Section 8.02(o)”.
          “Permitted Acquisitions” is hereby amended by (A) deleting clause (a) thereof in its entirety and replacing such text with the following:
“(a) the Ardent Acquisition, the ABS Acquisition and the Horizon Acquisition and”
(B) deleting clause (b)(vi) thereof in its entirety and replacing such text with the following:

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
“(vi) with respect to any Permitted Acquisition, (A) upon giving effect to such Acquisition on a Pro Forma Basis, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 (Financial Covenants) as of the most recent fiscal quarter for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b) (Financial Statements) and (B) with respect to any such Acquisition in which the Total Consideration exceeds $25,000,000, the Borrower shall have delivered to the Administrative Agents on or prior to the date of such proposed Acquisition or such later time as the Administrative Agent may permit a Pro Forma Compliance Certificate, demonstrating compliance with the foregoing subclause (A);”
and (C) deleting clause (b)(x) thereof in its entirety.
          “Pro Forma Basis” is hereby amended by inserting at the end of such definition the following new sentence:
“Calculations made pursuant to the definition of “Pro Forma Basis” may include adjustments, in the reasonable determination of PSI as set forth in a certificate of a Responsible Officer of PSI, to reflect operating expense reductions reasonably expected to result from any Disposition, Involuntary Disposition or Acquisition to the extent determined on a basis consistent with Article 11 of Regulation S-X promulgated under the Securities Act.”
          “Reinvestment Notice” is hereby amended by deleting clause (ii) thereof in its entirety and replacing such text with the following:
(ii) in the case of any such Equity Issuance by PSI, that PSI (directly or indirectly through one of its Subsidiaries) intends and expects to use all or a specified portion of the Net Cash Proceeds of such Equity Issuance to finance all or a portion of a Permitted Acquisition and in the case of an Equity Issuance by any Subsidiary in connection with a joint venture Investment permitted by Section 8.02(o), that any Net Cash Proceeds will be used to acquire assets useful in the business of the Borrower or any of its Subsidiaries.
          “Reinvestment Prepayment Amount” is hereby amended by deleting clause (ii) thereof in its entirety and replacing such text with the following:
(ii) in the case of any Equity Issuance by PSI, to consummate the applicable Permitted Acquisition, and in the case of an Equity Issuance by any Subsidiary, to acquire assets useful in the business of the Borrower or any of its Subsidiaries.
          “Reinvestment Prepayment Date” is hereby amended by deleting clause (ii)(b) thereof in its entirety and replacing such text with the following:

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
(b) the date that is five Business Days after the date on which the Borrower shall have notified the Administrative Agents of the Borrower’s determination (x) not to consummate the applicable Permitted Acquisition, in the case of an Equity Issuance by PSI, or (y) not to acquire replacement assets useful in the Borrower’s or a Subsidiary’s business, in the case of an Equity Issuance by any Subsidiary, as applicable.
          “Subsidiary” is hereby amended by inserting after the text “(unless, such control is held jointly with one or more joint venture partners” the text “, without consideration of or giving effect to provisions designed to break a deadlock”.
          “Swing Line Sublimit” is hereby amended by replacing the text “$5,000,000” in clause (a) thereof with the text “$15,000,000”.
          (iii) The following definitions set forth in Section 1.01 (Defined Terms) of the Credit Agreement are hereby deleted in their entirety and are replaced as follows:
          “Excluded Subsidiaries” means, collectively, (i) PSI Surety, (ii) each HUD Financing Subsidiary, (iii) Health and Human Resource Center, Inc., (iv) Friends Behavioral Health System, L.P., (v) Friends GP, LLC, (vi) HHC Pennsylvania, Inc., (vii) AHG Partnership, (viii) HHMC Partners, Inc., (ix) Rolling Hills Hospital, LLC, (x) Laurelwood Associates Trust and (xi) each Immaterial Subsidiary.
          “Reinvestment Event” means any Equity Issuance (either by PSI in connection with a proposed Permitted Acquisition or by a Subsidiary in connection with a joint venture Investment permitted by Section 8.02(o)), Disposition or Involuntary Disposition in respect of which the Borrower has delivered a Reinvestment Notice.
          “Term Loan Lender” means each Original Term Loan Lender, each Additional Term Loan Lender and each Second Additional Term Loan Lender.
          (iv) The following definition “Consolidated Interest Coverage Ratio” set forth in Section 1.01 (Defined Terms) of the Credit Agreement is hereby deleted in its entirety.
(c) Amendments to Article II (The Commitments and Credit Extensions).
          (i) Clause (b) of Section 2.01 (The Commitments) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “(b) Term Loan Commitments. On the terms and subject to the conditions contained in this Agreement, (i) the Original Term Loan Lenders made loans in an aggregate principal amount of $325,000,000 (each, an “Original Term Loan”) to the Borrower on the Closing Date, of which

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
$125,000,000 has been prepaid and is no longer outstanding, (ii) the Additional Term Loan Lenders made additional loans in an aggregate principal amount of $150,000,000 (each, an “Additional Term Loan”) to the Borrower on the Amendment Effective Date, and (iii) the Second Additional Term Loan Lenders severally agree to make additional loans in an aggregate principal amount of $225,000,000 (each, a “Second Additional Term Loan”) to the Borrower on the Amendment No. 2 Effective Date. On the Amendment No. 2 Effective Date, all Original Term Loans which remain outstanding, all Additional Term Loans which remain outstanding and all Second Additional Term Loans shall be “Term Loans” under this Agreement. Amounts of Term Loans repaid or prepaid may not be reborrowed.”
          (ii) Section 2.02 (Borrowings, Conversions and Continuations of Loans) of the Credit Agreement is hereby amended by (A) amending and restating the text of part (A) of clause (a) thereof in its entirety to read as follows:
          “(A) the date of such proposed Borrowing (which (i) in the case of the Term Loan Borrowing, shall be the Closing Date, (ii) in the case of the Additional Term Loans, shall be the Amendment Effective Date, or (iii) in the case of the Second Additional Term Loans, shall be the Amendment No. 2 Effective Date),”
and (B) inserting the following at the end of the last sentence of clause (a)(ii) thereof:
          “; provided, further, that, in the case of Borrowings in respect of Second Additional Term Loans, the applicable conditions set forth in Section 5.02 (Conditions Precedent to Each Credit Extension) be fulfilled (or duly waived in accordance with Section 11.01 (Amendments, Etc.) on the Amendment No. 2 Effective Date.”
     (iii) Clause (C) of Section 2.08(a)(ii)(Mandatory Prepayments) is amended by deleting subclause (I) in its entirety and replacing it with the following:
          “(I) Equity Issuance by PSI made to finance a Permitted Acquisition or by any Subsidiary in connection with a joint venture Investment permitted by Section 8.02(o),”.
     (iv) Clause (c) of Section 2.06 (Repayment of Loans) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “(c) The Borrower promises to repay the Term Loans at the dates and in the amounts set forth below, provided, however, that such repayments with respect to the Original Term Loans shall be reduced by any optional prepayments of the Original Term Loans made prior to the Amendment Effective Date in accordance with Section 2.07(b) (Optional Prepayments):

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.

Date	Amount
June 30, 2007	$1,187,500
September 30, 2007	$1,750,000
December 31, 2007	$1,750,000
March 31, 2008	$1,750,000
June 30, 2008	$1,750,000
September 30, 2008	$1,750,000
December 31, 2008	$1,750,000
March 31, 2009	$1,750,000
June 30, 2009	$1,750,000
September 30, 2009	$1,750,000
December 31, 2009	$1,750,000
March 31, 2010	$1,750,000
June 30, 2010	$1,750,000
September 30, 2010	$1,750,000
December 31, 2010	$1,750,000
March 31, 2011	$1,750,000
June 30, 2011	$1,750,000
September 30, 2011	$1,750,000
December 31, 2011	$1,750,000
March 31, 2012	$1,750,000
July 1, 2012	$659,500,000
provided, however, that (i) the above installment due on June 30, 2007 shall be applied pro rata to the outstanding principal amount of the Original Term Loans and the Additional Term Loans only, and all other installments thereafter shall be applied pro rata to the outstanding principal amount of the Original Term Loans, the Additional Term Loans and the Second Additional Term Loans and (ii) the Borrower shall repay the entire unpaid principal amount of the Term Loans on the Term Loan Maturity Date.”
          (d) Amendments to Article VI (Representations and Warranties). Clause (b) of Section 6.19 (Use of Proceeds) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “(b) The proceeds of the Term Loans are being used by the Borrower solely (i) to finance the Ardent Acquisition and for the payment of related transaction costs, fees and expenses, (ii) to finance the ABS Acquisition

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
and for the payment of related transaction costs, fees and expenses, (iii) to finance the Horizon Acquisition and for the payment of related transaction costs, fees and expenses and (iv) for the payment of transaction costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby on or prior to the Amendment No. 2 Effective Date.”
          (e) Amendments to Article VII (Affirmative Covenants). Section 7.15 (Additional Collateral) of the Credit Agreement is hereby amended by (i) replacing the text “Amendment Effective Date” where used in clause (a) thereof with “Amendment No. 2 Effective Date” and (ii) inserting after the text “(a) 100% of the issued and outstanding Capital Stock of each Domestic Subsidiary” in clause (b) thereof the text “(unless a Lien on such Capital Stock is prohibited by the terms of such Domestic Subsidiary’s Organization Documents or by Law, but only to the extent that (i) any such prohibition could not be rendered unenforceable or otherwise deemed ineffective pursuant to the UCC or any other applicable Law (including Debtor Relief Laws) or principals of equity) and (ii) in the case of each Domestic Subsidiary other than (x) Health and Human Resource Center, Inc., Friends Behavioral Health System, L.P., Friends GP, LLC and AHG Partnership, after reasonable efforts, consent from the relevant party or parties has not been obtained to permit such Lien and (y) Laurelwood Associates, Inc., and”.
     (f) Amendments to Article VIII (Negative Covenants).
          (i) Section 8.03 (Indebtedness) of the Credit Agreement is hereby amended by (A) amending and restating in their entirety clauses (k) and (l) thereof to read as follows:
          “(k) Permitted Subordinated Indebtedness (on terms and conditions acceptable to the Administrative Agents) issued after the Closing Date (i) to the extent the proceeds thereof are used for a purpose other than directly financing Permitted Acquisitions, (A) in an aggregate principal amount not to exceed $75,000,000 at any one time outstanding and (B) in an aggregate principal amount in excess of $75,000,000 solely to the extent that the Net Cash Proceeds of such Indebtedness are applied to prepay the Loans as provided in Section 2.08 (Mandatory Prepayments) and (ii) to the extent the proceeds thereof are directly used to finance Permitted Acquisitions and PSI is in pro forma compliance with the financial covenants set forth in Section 8.11 (Financial Covenants) immediately prior to and upon giving effect to the issuance of such Permitted Subordinated Indebtedness, in an unlimited amount;
          (l) subject to Section 8.13 (c) (Prepayment of Other Indebtedness; Modification of Debt Agreements), renewals, refinancings and extensions (including by way of repurchase or redemption pursuant to a tender offer or otherwise) of Indebtedness permitted under clauses (b), (c) and (f) (and in the case of such clause (f), with respect to the New Senior Subordinated Notes or any other Indebtedness which refinances the Senior Bridge Facility (including any Exchange Securities) and satisfies the requirements of such clause (f)) on terms and conditions not materially less favorable to the applicable obligors or the Lenders; provided, that the principal amount of such Indebtedness so renewed, refinanced or extended shall not be renewed, refinanced or extended for a principal amount in excess of the principal balance outstanding thereof at the time of such renewal, refinancing or extension;”,

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
(B) deleting the word “and” at the end of clause (n) thereof, (C) amending and restating in its entirety clause (o) thereof to read as follows:
          “(o) additional Indebtedness of any Subsidiary that is not a Guarantor in an aggregate principal amount not to exceed $50,000,000 at any one time outstanding; and”
and (D) inserting after clause (o) thereof a new clause (p) as follows:
          “(p) Guarantees constituting Investments permitted by Section 8.02(o) (Investments).”
          (ii) Clause (a) of Section 8.04 (Fundamental Changes) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “(a) the Borrower may merge or consolidate with any Subsidiary, provided that (i) the Borrower shall be the continuing or surviving corporation of such merger or consolidation or (ii) if such Subsidiary shall be the continuing or surviving corporation of such merger or consolidation, prior to or simultaneous with such merger or consolidation such Subsidiary shall have executed and delivered such joinder and other agreements as the Administrative Agents shall reasonably request to evidence such Subsidiary’s assumption of such Borrower’s obligations under the Agreement and each other Loan Document to which it is a party,”
          (iii) Section 8.05 (Dispositions) of the Credit Agreement is hereby amended by (A) amending and restating in its entirety clause (c) thereof to read as follows:
          “(c) such transaction does not involve the sale or other disposition of a minority equity interest in any Subsidiary, except in connection with an Investment in a joint venture permitted by Section 8.02(o);”
and (B) amending and restating in its entirety clause (f) thereof to read as follows:
          “(f) the consideration paid in connection therewith shall be cash or Cash Equivalents received contemporaneous with the consummation of such Disposition and shall be in an amount not less than the fair market value of the Property disposed of; provided, that in the case of a Disposition made in connection with an Investment in a joint venture permitted by Section 8.02(o), such consideration shall not be required to be in cash or Cash Equivalents; and”
          (iv) Clause (a) of Section 8.11 (Financial Covenants) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “(a) Maximum Consolidated Total Leverage Ratio. At any time, permit the Consolidated Total Leverage Ratio as of the last day of any four consecutive fiscal quarter period, taken together as one accounting period, of PSI and its Subsidiaries to be greater than 5.50 to 1.00.”
          (v) Clause (b) (Minimum Consolidated Interest Coverage Ratio) of

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
Section 8.11 (Financial Covenants) of the Credit Agreement is hereby deleted in its entirety.
          (vi) Section 8.13 (Prepayment of Other Indebtedness; Modification of Debt Agreements) of the Credit Agreement is hereby amended by (A) amending and restating in its entirety clause (c) thereof to read as follows:
          “(c) Make any optional principal prepayment with respect to Indebtedness arising under the Senior Bridge Credit Facility or any Exchange Securities prior to the scheduled maturity thereof; provided, however, that the foregoing shall not restrict a refinancing or repayment (including by a repurchase or redemption pursuant to a tender offer or otherwise) thereof directly with the proceeds of (i) any Equity Issuance and (ii) any Indebtedness issued under Section 8.03 (f) or (l) (Indebtedness) which satisfies the requirements of such sections.”
and (B) amending and restating in its entirety subclause (i) of clause (d) thereof to read as follows:
          “(i) the redemption or purchase of the Existing Senior Subordinated Notes pursuant to a cash tender offer approved by and on terms acceptable to the Second Additional Term Loan Arrangers made on or after the Amendment No. 2 Effective Date to purchase all of the Existing Senior Subordinated Notes so long as at the time of any such redemption or purchase no Default or Event of Default has occurred and is continuing or would result therefrom; and”
          (vii) Section 8.16 (Sale and Leaseback Transactions; Operating Leases) of the Credit Agreement is hereby amended by amending and restating in its entirety subclause (i) of clause (b) thereof to read as follows:
          “(i) leases in existence as of the Closing Date (or otherwise permitted pursuant to Section 8.03(c) (Existing Indebtedness)), and any renewal, refunding, extension or refinancing thereof; provided that with respect to Capital Leases and Synthetic Leases (A) the amount of such Capital Lease or Synthetic Lease is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to the fees and expenses reasonably incurred in connection with such refinancing (except to the extent permitted pursuant to Section 8.03(c) (Existing Indebtedness)), and (B) none of the instruments and agreements evidencing or governing such Capital Lease or Synthetic Lease shall be amended, modified or supplemented after the Closing Date, including in connection with any refinancing, refunding, renewal or extension, to change any terms of subordination, repayment or rights of enforcement, conversion, put, exchange or other rights, or to make any covenants or events of default materially more restrictive or in any event more restrictive than as set forth herein, from such terms and rights as in effect on the Closing Date (except to the extent permitted pursuant to Section 8.03(c) (Existing Indebtedness)); and”

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
          (g) Amendments to Article IX (Events of Default and Remedies). Clause (e) (Cross-Default) of Section 9.01 (Events of Default) of the Credit Agreement is hereby amended by inserting after each reference to “Subsidiary” therein the following text “(other than any Specified Entity)”.
          (h) Insertion of Schedule I-B (Second Additional Term Loan Commitments). A new Schedule I-B (Second Additional Term Loan Commitments) to the Credit Agreement in the form attached hereto as Exhibit A is hereby inserted immediately following the existing Schedule I-A (Additional Commitments) to the Credit Agreement.
          (i) Amendment of Schedule 8.01 (Existing Liens). Schedule 8.03 (Existing Liens) to the Credit Agreement is hereby amended and restated in its entirety to read as attached hereto as Exhibit B.
          (j) Amendment of Schedule 8.03 (Existing Indebtedness). Schedule 8.03 (Existing Indebtedness) to the Credit Agreement is hereby amended and restated in its entirety to read as attached hereto as Exhibit C.
     Section 2. Release of Guarantor and Liens
          Effective as of the date hereof, each of the Lenders party to the Lenders’ Consent (a) hereby consents to the release and hereby directs the Administrative Agents, at their option and on terms and conditions satisfactory to the Administrative Agents, to release Rolling Hills Hospital, LLC (“Rolling Hills”) from its Obligations under the Guaranty (the “Release”) and (b) together with each of the Administrative Agents, hereby directs the Collateral Agent to execute and deliver or file such termination and release statements and do such other things as necessary to release Liens held by the Collateral Agent for the benefit of the Secured Parties against the assets and the Capital Stock of Rolling Hills promptly upon effectiveness of the Release.
     Section 3. Conditions Precedent to the Effectiveness of this Amendment
          This Amendment shall become effective when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 2 Effective Date”) or duly waived by the Administrative Agents:
          (a) Certain Documents. The Administrative Agents shall have received each of the following, each dated the Amendment No. 2 Effective Date (unless otherwise provided below or agreed by the Administrative Agents), in form and substance satisfactory to the Administrative Agents:
          (i) this Amendment, duly executed by the Borrowers, the Guarantors, the Arrangers and the Administrative Agents;
          (ii) the Lenders’ Consent executed by (x) the number of Lenders which, when combined, constitute the Required Lenders and (y) 100% of the Term Loan Lenders;
          (iii) a copy of the Agreement and Plan of Merger, dated as of December 20, 2006, by and between PSI, Panther Acquisition Sub, Inc. and Horizon (as amended, supplemented and otherwise modified from time to time up to the date hereof,

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
together with all schedules and exhibits thereto, the “Horizon Acquisition Documentation”) certified as being complete and correct by a Responsible Officer of PSI;
          (iv) closing of the Horizon Acquisition on terms and structure consistent with the Horizon Acquisition Documentation without any material waiver or amendment thereto not consented to by the Arrangers;
          (v) a favorable opinion of Waller Landsen Dortch & Davis, counsel to the Loan Parties, addressed to the Administrative Agents, the Collateral Agent, the Lenders and the L/C Issuer and addressing such other matters as any Lender or L/C Issuer through the Administrative Agents may reasonably request;
          (vi) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying as follows:
               (A) that each officer of such Loan Party that was authorized to execute and deliver any Loan Document or any other document required under the Credit Agreement to be executed and delivered by or on behalf of such Loan Party on the Closing Date or thereafter is authorized to execute and deliver any Loan Document or any other document required under this Amendment to be executed and delivered by or on behalf of such Loan Party, other than as may be attached to such certificate of the Secretary or Assistant Secretary which attachment shall certify the names and true signatures of each additional officer of such Loan Party that has been authorized to execute and deliver any Loan Document or any other document required under this Amendment to be executed and delivered by or on behalf of such Loan Party,
               (B) that there have been no changes to the articles or certificate of incorporation (or equivalent Organization Document) of each Loan Party delivered pursuant to the Credit Agreement on the Closing Date or thereafter, other than as may be attached to such certificate of the Secretary or Assistant Secretary which attached articles or certificate of incorporation (or equivalent Organization Document) shall have been certified as of a recent date by the Secretary of State of the State of organization of such Loan Party,
               (C) that there have been no changes to the by-laws (or equivalent Organization Document) of each Loan Party delivered pursuant to the Credit Agreement on the Closing Date or thereafter, other than as may be attached to such certificate of the Secretary or Assistant Secretary, and
               (D) the resolutions of each Loan Party’s Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which such Loan Party is a party;
          (vii) certificates of the Secretary of State of the State of organization of each Borrower and each of PSI’s Subsidiaries that becomes a Guarantor on the Amendment No. 2 Effective Date attesting to the good standing of each such Loan Party in such State as of a recent date;

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
          (viii) Guarantees, joinder agreements, other supplements to Security Agreements and other documents required pursuant to Section 7.12 (Additional Subsidiaries and Guarantees) of the Credit Agreement with respect to Subsidiaries whose capital stock is acquired by or issued to any Loan Party pursuant to the Horizon Acquisition;
          (ix) Mortgages in favor of the Collateral Agent for all of the owned Real Properties of the Loan Parties (including currently owned Real Properties and those acquired pursuant to the Horizon Acquisition), together with (A) all Mortgage Supporting Documents, in each case to the extent required by Section 7.15 (Additional Collateral) of the Credit Agreement (as amended by this Amendment) and (B) a favorable opinion of counsel to the Loan Parties in each jurisdiction for which the Administrative Agents requires a legal opinion in connection with the delivery of Mortgages in respect of Real Properties acquired by PSI in the Horizon Acquisition addressed to the Administrative Agents, the Collateral Agent, the Lenders and the L/C Issuer and addressing such other matters as any Lender or L/C Issuer through any Administrative Agent may reasonably request; provided, that if PSI and its Subsidiaries have used reasonable best efforts to execute and deliver (or cause to be executed and delivered) such documents and opinions to the Administrative Agents on the Amendment No. 2 Effective Date and such documents and opinions are not so executed and delivered, then within 30 days of the Amendment No. 2 Effective Date, or such longer time as the Administrative Agents may allow;
          (x) a certificate of a Responsible Officer of PSI, in form and substance satisfactory to the Arrangers, together with such other evidence reasonably requested by the Lenders, confirming that PSI and its Subsidiaries are Solvent on a consolidated basis after giving effect to the Specified Transactions;
          (xi) a certificate of a Responsible Officer of each Borrower to the effect that (A) the conditions set forth in Section 5.02(b) (Conditions Precedent to Each Credit Extension) of the Credit Agreement have been satisfied, (B) there shall be no action, investigation or proceeding (whether an individual proceeding or a series of related proceedings) or development in any action, investigation or proceeding (whether an individual proceeding or a series of related proceedings) that has had or could reasonably be expected to have a Material Adverse Effect or have a material adverse effect on the ability of the parties to consummate the Horizon Acquisition, the funding of the Credit Extensions to be made on the Amendment No. 2 Effective Date under the Credit Agreement as amended by this Amendment or under any of the other transactions contemplated hereby and (C) the condition set forth in clause (a)(iv) above has been satisfied;
          (xii) a certificate of a Responsible Officer of each Borrower specifying all information necessary for the Administrative Agents and the Lenders to issue wire transfer instructions on behalf of each of the Loan Parties for the subsequent Credit Extensions to be made on the Amendment No. 2 Effective Date under the Credit Agreement as amended by this Amendment, including sources and application of funds, disbursement authorizations, in form reasonably acceptable to the Arrangers; and
          (xiii) such additional documentation as the Lenders party to the Lenders’ Consent or the Arrangers may reasonably require;

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
          (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the Horizon Acquisition and the other transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agents and each Lender;
          (c) Representations and Warranties. Each of the representations and warranties contained in Article VI (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment No. 2 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein;
          (d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Amendment No. 2 Effective Date; and
          (e) Fees and Expenses Paid. The Borrowers shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment No. 2 Effective Date including, without limitation, the fees set forth in Section 6 (Fees and Expenses) hereof, the fees set forth in that certain fee letter agreement, dated as of January 19, 2007, among PSI, CGMI, MLCC and MLPF&S, and all costs and expenses of the Administrative Agents in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agents with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.
          (f) Financial Statements of PSI. Not later than 15 days before the Amendment No. 2 Effective Date, the Lenders shall have received (a) audited consolidated and consolidating balance sheets and related statements of income, stockholders’ equity and cash flows of (i) PSI and its Subsidiaries (other than Horizon and its Subsidiaries) and (ii) Horizon and its Subsidiaries, in each case, for the fiscal years 2004, 2005 and 2006, prepared in accordance with generally accepted accounting principles in the United States and prepared in accordance with Regulation S-X under the Securities Act and (b) to the extent available, unaudited consolidated and consolidating balance sheets and related statements of income, stockholders’ equity and cash flows of (i) PSI and its Subsidiaries (other than Horizon and its Subsidiaries) and (ii) Horizon and its Subsidiaries, in each case, for each completed fiscal quarter since the date of such audited financial statements and in the case of clauses (a) and (b), which audited and unaudited financial statements (x) shall be in form and scope satisfactory to the Lenders and (y) shall not be materially inconsistent with the financial statements previously provided to the Lenders.
          (g) Pro Forma Financial Statements; Projections.

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
          (i) The Lenders shall have received a pro forma consolidated and consolidating balance sheet of PSI and its Subsidiaries as of the Amendment No. 2 Effective Date, after giving effect to the Specified Transactions, together with a certificate of a Responsible Officer of PSI to the effect that such financial statements accurately present the pro forma financial position of PSI and its Subsidiaries on a basis consistent with pro forma financial statements set forth in a registration statement filed with the SEC, and the Lenders shall be satisfied that such balance sheets are not materially inconsistent with the forecasts previously provided to the Lenders.
          (ii) PSI shall have delivered its then most recent projections through the 2013 fiscal year for PSI and each of its Subsidiaries, prepared on a quarterly basis through the end of 2007, which projections shall be satisfactory to the Arrangers.
          (h) Maximum Consolidated Total Leverage Ratio. Each Arranger shall have received reasonably satisfactory evidence to it (including a certificate of a Responsible Officer of PSI accompanied by satisfactory supporting schedules and other data) that the Consolidated Total Leverage Ratio, on a Pro Forma Basis after giving effect to the Specified Transactions, is less than or equal to 5.5 to 1.
          (i) No Conflicts. The consummation of the Specified Transactions shall not (a) violate any applicable law, statute, rule or regulation or (b) conflict with, or result in a default or event of default or an acceleration of any rights or benefits under any material agreement of PSI or any of its Subsidiaries.
          (j) Consents. All requisite governmental authorities and third parties shall have approved or consented to the Specified Transactions to the extent required, all applicable appeal periods shall have expired and there shall be no judicial or regulatory action by a governmental agency, actual or threatened, that could reasonably be expected to restrain, prevent or impose materially burdensome conditions on the Specified Transactions.
          (k) Refinancing of Horizon’s Existing Indebtedness. (i) All obligations under the Third Amended and Restated Credit Agreement dated June 10, 2005 among Horizon, Horizon Mental Health Management, Inc., as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other financial institutions from time to time party thereto (as amended or otherwise modified from time to time, the “Existing Credit Agreement”) shall have been repaid in full, (ii) the Existing Credit Agreement and all Loan Documents (as defined therein) shall have been terminated on term satisfactory to each Arranger and (iii) each Arranger shall be satisfied that Horizon and its Subsidiaries shall have no other Indebtedness for borrowed money or Liens outstanding on the Amendment No. 2 Effective Date (other than Indebtedness and Liens which are permitted pursuant to the Credit Agreement), in each case, unless otherwise agreed by the Administrative Agents.
     Section 4. Representations and Warranties
          On and as of the date hereof and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, each Borrower hereby represents and warrants to the Administrative Agents and each Lender as follows:
          (a) this Amendment has been duly authorized, executed and delivered by each Borrower and each Guarantor and constitutes a legal, valid and binding obligation of each

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with its terms, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with its terms, in each case, except as enforceability may be limited by applicable Debtor Relief Laws or by equitable principles relating to enforceability;
          (b) each of the representations and warranties contained in Article VI (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment No. 2 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;
          (c) no Default or Event of Default has occurred and is continuing (except for those that are duly waived); and
          (d) there is no action, investigation or proceeding (whether an individual proceeding or a series of related proceedings) or development in any action, investigation or proceeding (whether an individual proceeding or a series of related proceedings) that has had or could reasonably be expected to have a Material Adverse Effect or have a material adverse effect on the ability of the parties to consummate the Horizon Acquisition, the funding of the Credit Extensions to be made on the Amendment No. 2 Effective Date under the Credit Agreement as amended by this Amendment or under any of the other transactions contemplated hereby.
     Section 5. Reaffirmation
          (a) Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.
          (b) After giving effect to this Amendment, each Loan Party reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by this Amendment, and shall continue to secure the Secured Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement as amended by this Amendment.
     Section 6. Fees and Expenses
          Each Borrower and each other Loan Party agrees, jointly and severally, to pay on demand in accordance with the terms of Section 11.4 (Attorney Costs, Expenses and Taxes) of the Credit Agreement all costs and expenses of the Administrative Agents in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
and out-of-pocket expenses of counsel for the Administrative Agents with respect thereto and all other Loan Documents).
     Section 7. Reference to the Effect on the Loan Documents
          (a) As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 2 Effective Date.
          (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, L/C Issuer, Arrangers, Collateral Agent or the Administrative Agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
          (d) This Amendment is a Loan Document.
     Section 8. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 9. Governing Law
          This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 10. Section Titles
          The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and

Amendment No. 2 to Credit Agreement
Psychiatric Solutions, Inc.
the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
     Section 11. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement.
     Section 12. Severability
          The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person
     Section 13. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
     Section 14. Waiver of Jury Trial
          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[Signature Pages Follow]

          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers, general partners or partners thereunto duly authorized, as of the date first written above.
BORROWERS AND GUARANTORS:
PSYCHIATRIC SOLUTIONS, INC., a Delaware corporation

By: Name:	/s/ Brent Turner Brent Turner
Title:	Executive Vice President, Finance and Administration
BHC HOLDINGS, INC., a Delaware corporation
PREMIER BEHAVIORAL SOLUTIONS, INC., a Delaware corporation
ALTERNATIVE BEHAVIORAL SERVICES, INC., a Virginia corporation
HORIZON HEALTH CORPORATION, a Delaware corporation
ABS LINCS PR, INC., a Virginia corporation
FHCHS OF PUERTO RICO, INC., a Virginia corporation
FIRST CORRECTIONS—PUERTO-RICO, INC., a Virginia corporation
FIRST HOSPITAL PANAMERICANO, INC., a Virginia corporation

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President of each of the foregoing Borrowers
GUARANTORS:
RIVEREDGE HOSPITAL HOLDINGS, INC., a Delaware corporation
RIVEREDGE HOSPITAL, INC., an Illinois corporation
BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC., a Utah corporation
BRENTWOOD ACQUISITION, INC., a Tennessee corporation
BRENTWOOD ACQUISITION–SHREVEPORT, INC., a Delaware corporation
COLLABORATIVE CARE LLC, a Tennessee limited liability company
BRYNN MARR HOSPITAL, INC., a North Carolina corporation
FORT LAUDERDALE HOSPITAL, INC., a Florida corporation
GREAT PLAINS HOSPITAL, INC., a Missouri corporation
GULF COAST TREATMENT CENTER, INC., a Florida corporation
H. C. CORPORATION, an Alabama corporation
HAVENWYCK HOSPITAL INC., a Michigan corporation
HSA HILL CREST CORPORATION, an Alabama corporation
HSA OF OKLAHOMA, INC., an Oklahoma corporation
INFOSCRIBER CORPORATION, a Delaware corporation
ALLIANCE HEALTH CENTER, INC., a Mississippi corporation
MICHIGAN PSYCHIATRIC SERVICES, INC., a Michigan corporation
PEAK BEHAVIORAL HEALTH SERVICES, LLC, a Delaware limited liability company
LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC., a Delaware corporation
CEDAR SPRINGS HOSPITAL, INC., a Delaware corporation
TEXAS HOSPITAL HOLDINGS, INC., a Delaware corporation
PRIDE INSTITUTE, INC., a Minnesota corporation

SUMMIT OAKS HOSPITAL, INC., a New Jersey corporation

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President of each of the foregoing Guarantors
PSYCHIATRIC MANAGEMENT RESOURCES, INC., a California corporation
PSYCHIATRIC SOLUTIONS HOSPITALS, LLC, a Delaware limited liability company
CALVARY CENTER, INC., a Delaware corporation
NORTH SPRING BEHAVIORAL HEALTHCARE, INC., a Tennessee corporation
HOLLY HILL HOSPITAL, LLC, a Tennessee limited liability company
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC, a Delaware limited liability company
PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC, a Delaware limited liability company
PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC., a Tennessee corporation
RAMSAY MANAGED CARE, LLC, a Delaware limited liability company
BEHAVIORAL EDUCATIONAL SERVICES, INC., a Delaware corporation
RAMSAY YOUTH SERVICES OF GEORGIA, INC., a Delaware corporation
MISSION VISTA BEHAVIORAL HEALTH SERVICES, INC., a Delaware corporation
SUNSTONE BEHAVIORAL HEALTH, LLC, a Tennessee limited liability company
THE COUNSELING CENTER OF MIDDLE TENNESSEE, INC., a Tennessee corporation
TRANSITIONAL CARE VENTURES, INC., a Delaware corporation
COMPASS HOSPITAL, INC., a Delaware corporation
TEXAS HOSPITAL HOLDINGS, LLC, a Texas limited liability company
THERAPEUTIC SCHOOL SERVICES, L.L.C., an Oklahoma limited liability company

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President of each of the foregoing Guarantors
HICKORY TRAIL HOSPITAL, L.P., a Delaware limited partnership
HIGH PLAINS BEHAVIORAL HEALTH, L.P., a Delaware limited partnership
MILLWOOD HOSPITAL, L.P., a Texas limited partnership
NEURO INSTITUTE OF AUSTIN, L.P., a Texas limited partnership
TEXAS CYPRESS CREEK HOSPITAL, L.P., a Texas limited partnership
TEXAS LAUREL RIDGE HOSPITAL, L.P., a Texas limited partnership
TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P., a Texas limited partnership
TEXAS SAN MARCOS TREATMENT CENTER, L.P., a Texas limited partnership
TEXAS WEST OAKS HOSPITAL, L.P., a Texas limited partnership

By:	TEXAS HOSPITAL HOLDINGS, LLC, its general partner

	By: Name:	/s/ Brent Turner Brent Turner
	Title:	Vice President

H. C. PARTNERSHIP, an Alabama general partnership

By:	H. C. CORPORATION HSA HILL CREST CORPORATION, its partners

	By: Name:	/s/ Brent Turner Brent Turner
	Title:	Vice President
BHC OF INDIANA, GENERAL PARTNERSHIP, a Tennessee general partnership

By:	COLUMBUS HOSPITAL PARTNERS, LLC LEBANON HOSPITAL PARNTERS, LLC NORTHERN INDIANA PARTNERS, LLC VALLE VISTA HOSPITAL PARTNERS, LLC, its partners

	By: Name:	/s/ Brent Turner Brent Turner
	Title:	Vice President

BLOOMINGTON MEADOWS, GENERAL PARTNERSHIP, a Delaware general partnership

By:	BHC OF INDIANA, GENERAL PARTNERSHIP, its partner

	By:	COLUMBUS HOSPITAL PARTNERS, LLC LEBANON HOSPITAL PARTNERS, LLC NORTHERN INDIANA PARTNERS, LLC VALLE VISTA HOSPITAL PARTNERS, LLC

		By: Name:	/s/ Brent Turner Brent Turner
		Title:	Vice President

By:	INDIANA PSYCHIATRIC INSTITUTES, LLC, its partner

	By: Name:	/s/ Brent Turner Brent Turner
	Title:	Vice President
CANYON RIDGE HOSPITAL, INC., a California corporation
TUCSON HEALTH SYSTEMS, INC., a Delaware corporation
WELLSTONE HOLDINGS, INC., a Delaware corporation
WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC, an Indiana limited liability company
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC, a Delaware limited liability company

PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC., a Delaware corporation
ALLIANCE CROSSINGS, LLC, a Delaware limited liability company
RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation
PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C., a South Carolina limited liability company
PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C., a South Carolina limited liability company
PALMETTO PEE DEE BEHAVIORAL HEALTH, L.L.C., a South Carolina limited liability company
CUMBERLAND HOSPITAL, LLC, a Virginia limited liability company
BEHAVIORAL HEALTHCARE LLC, a Delaware limited liability company
BHC ALHAMBRA HOSPITAL, INC., a Tennessee corporation
BHC BELMONT PINES HOSPITAL, INC., a Tennessee corporation
BHC CEDAR VISTA HOSPITAL, INC., a California corporation
COLUMBUS HOSPITAL PARTNERS, LLC, a Tennessee limited liability company
BHC FAIRFAX HOSPITAL, INC., a Tennessee corporation
BHC FORT LAUDERDALE HOSPITAL, INC., a Tennessee corporation
BHC FOX RUN HOSPITAL, INC., a Tennessee corporation
BHC FREMONT HOSPITAL, INC., a Tennessee corporation
BHC HEALTH SERVICES OF NEVADA, INC., a Nevada corporation
BHC HERITAGE OAKS HOSPITAL, INC., a Tennessee corporation
BHC INTERMOUNTAIN HOSPITAL, INC., a Tennessee corporation

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President of each of the foregoing Guarantors
LEBANON HOSPITAL PARTNERS, LLC, a Tennessee limited liability company
BHC MANAGEMENT SERVICES OF LOUISIANA, LLC, a Delaware limited liability company
BHC MANAGEMENT SERVICES OF NEW MEXICO, LLC, a Delaware limited liability company
BHC MANAGEMENT SERVICES OF STREAMWOOD, LLC, a Delaware limited liability company
BHC MONTEVISTA HOSPITAL, INC., a Nevada corporation
BHC MESILLA VALLEY HOSPITAL, LLC, a Delaware limited liability company
BHC NEWCO 2, LLC, a Delaware limited liability company
BHC NEWCO 3, LLC, a Delaware limited liability company
BHC NEWCO 4, LLC, a Delaware limited liability company
BHC NEWCO 5, LLC, a Delaware limited liability company
BHC NEWCO 6, LLC, a Delaware limited liability company
BHC NEWCO 7, LLC, a Delaware limited liability company
BHC NEWCO 8, LLC, a Delaware limited liability company
BHC NEWCO 9, LLC, a Delaware limited liability company
BHC NEWCO 10, LLC, a Delaware limited liability company
BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC, a Delaware limited liability company
NORTHERN INDIANA PARTNERS, LLC, a Tennessee limited liability company
BHC PINNACLE POINTE HOSPITAL, INC., a Tennessee corporation

BHC PROPERTIES, LLC, a Tennessee limited liability company
BHC SIERRA VISTA HOSPITAL, INC., a Tennessee corporation
BHC SPIRIT OF ST. LOUIS HOSPITAL, INC., a Tennessee corporation
BHC STREAMWOOD HOSPITAL, INC., a Tennessee corporation
VALLE VISTA HOSPITAL PARTNERS LLC, a Tennessee limited liability company
BHC WINDSOR HOSPITAL, INC., a Ohio corporation
COLUMBUS HOSPITAL, LLC, a Delaware limited liability company

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President of each of the foregoing Guarantors
INDIANA PSYCHIATRIC INSTITUTES, LLC a Delaware limited liability company
MESILLA VALLEY HOSPITAL, INC., a New Mexico corporation
MESILLA VALLEY MENTAL HEALTH ASSOCIATES, INC., a New Mexico corporation
VALLE VISTA, LLC, a Delaware limited liability company
WILLOW SPRINGS, LLC, a Delaware limited liability company
SOMERSET, INCORPORATED, a California corporation
SP BEHAVIORAL, LLC, a Florida limited liability company
UNIVERSITY BEHAVIORAL, LLC, a Florida limited liability company
LAKELAND BEHAVIORAL, LLC, a Florida limited liability company
ZEUS ENDEAVORS, LLC, a Florida limited liability company
THE NATIONAL DEAF ACADEMY, LLC, a Florida limited liability company
SAMSON PROPERTIES, LLC, a Florida limited liability company
RED ROCK BEHAVIORAL HEALTH LLC, a Delaware limited liability company
DIAMOND GROVE CENTER, LLC, a Delaware limited liability company
ATLANTIC SHORES HOSPITAL, LLC, a Delaware limited liability company
WINDMOOR HEALTHCARE INC., a Florida corporation
WINDMOOR HEALTHCARE OF PINELLAS PARK, INC., a Delaware corporation
RED ROCK SOLUTIONS, LLC, a Delaware limited liability company

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President of each of the foregoing Guarantors
ABS-FIRST STEP, INC., a Virginia corporation
ABS LINCS, LLC, a Virginia limited liability company
ABS LINCS DC, LLC, a Virginia limited liability company
ABS LINCS KY, LLC, a Virginia limited liability company
ABS LINCS NJ, LLC, a Virginia limited liability company
ABS LINCS PA, INC., a Virginia corporation
ABS LINCS SC, INC. a South Carolina corporation
ABS LINCS TN, INC., a Virginia corporation
ABS LINCS TX, INC., a Kentucky corporation
ABS LINCS VA, INC., a Virginia corporation
ABS LINCS VI, INC., a Virginia corporation
ABS NEW HOPE, MIDLANDS, INC., a South Carolina corporation

CRAWFORD FIRST EDUCATION, INC., a Virginia corporation
FIRST HOSPITAL CORPORATION OF NASHVILLE, a Virginia corporation
FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH, a Virginia corporation
THE PINES RESIDENTIAL TREATMENT CENTER, INC., a Virginia corporation
ROLLING HILLS HOSPITAL, LLC, a Tennessee limited liability company
THREE RIVERS HEALTHCARE GROUP, LLC, a South Carolina limited liability company
THREE RIVERS SPE HOLDING, LLC, a South Carolina limited liability company
THREE RIVERS SPE MANAGER, INC., a South Carolina corporation
THREE RIVERS SPE, LLC, a South Carolina limited liability company
THREE RIVERS BEHAVIORAL HEALTH, LLC, a South Carolina limited liability company

By: Name:	/s/ Brent Turner Brent Turner
Title:	Vice President of each of the foregoing Guarantors

CITICORP NORTH AMERICA, INC., as Term Loan Facility Administrative Agent and a Lender

By: Name:	/s/ Allen Fisher Allen Fisher
Title:	Vice President

CITIGROUP GLOBAL MARKETS INC., as Arranger

By:	/s/ Allen Fisher

Name:	Allen Fisher
Title:	Vice President

BANK OF AMERICA, N.A., as Revolving Credit Facility Administrative Agent and a Lender

By: Name:	/s/ Suzanne B. Smith Suzanne B. Smith
Title:	Senior Vice President

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By: Name:	/s/ Michael E. O’Brien Michael E. O’Brien
Title:	Vice President

MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED, as Arranger

By: Name:	/s/ Michael E. O’Brien Michael E. O’Brien
Title:	Director